SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 11, 2000 (July 10, 2000)


                              ALLSTAR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                     0-21479                     76-0515249
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)



                             6401 SOUTHWEST FREEWAY
                              HOUSTON, TEXAS 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On July 11, 2000, Allstar Systems, Inc. (the "Company") issued a press release announcing that its shareholders had approved a proposed name change to "I-Sector Corporation." The name change will become effective as of 9 a.m. Eastern Daylight Savings Time on July 12, 2000. The Company's Nasdaq ticker symbol will change to "ISEC," and the Company's Internet/Web site address will change to WWW.I-SECTOR.COM. The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

(c)   Exhibits

                  99.1  Text of Press Release, dated July 11, 2000.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2000

                                          ALLSTAR SYSTEMS, INC.



                                          By:/s/JAMES H. LONG
                                                James H. Long
                                                President and Chief
                                                 Executive Officer

                                INDEX TO EXHIBITS


EXHIBIT                       DESCRIPTION OF EXHIBIT
-------                       ----------------------
99.1                          Text of Press Release, dated July 11, 2000.

                                        3